EXHIBIT 10.01





                        HYPERION TELECOMMUNICATIONS, INC.




                                 $250,000,000 of

                 12 1/4% Series A Senior Secured Notes due 2004




                               Purchase Agreement





                            BEAR, STEARNS & CO. INC.

                              CHASE SECURITIES INC.

                            TD SECURITIES (USA) INC.

                        CIBC WOOD GUNDY SECURITIES CORP.

                        SCOTIA CAPITAL MARKETS (USA) INC.




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                        HYPERION TELECOMMUNICATIONS, INC.

                                 $250,000,000 of

                 12 1/4% Series A Senior Secured Notes due 2004


                               PURCHASE AGREEMENT

August 21, 1997
New York, New York

BEAR, STEARNS & CO. INC.
CHASE SECURITIES INC.
TD SECURITIES (USA) INC.
CIBC WOOD GUNDY SECURITIES CORP.
SCOTIA CAPITAL MARKETS (USA) INC.

         c/o  Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, New York  10167

Ladies & Gentlemen:

                  Hyperion Telecommunications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc. ("Bear Stearns"), TD Securities (USA) Inc., CIBC Wood Gundy Securities Corp. and Scotia Capital Markets (USA) Inc. (together, the "Initial Purchasers") $250,000,000 in aggregate principal amount of 12 1/4% Series A Senior Secured Notes due 2004 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined below), between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"). The Series A Notes are more fully described in the Offering Memorandum referred to below. The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Senior Notes." Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

         1. Issuance of Series A Notes. The Company proposes to, upon the terms and subject to the conditions set forth herein, issue and sell to the Initial Purchasers $250,000,000 in aggregate principal amount of Series A Notes.

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Series A Notes, (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:




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         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY
         ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER
         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS ACQUIRING THE SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (Y) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE (A)(1), (2),
         (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE OR
         (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Z) IT WILL NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY, PRIOR TO CLOSING OF ANY SALE, OF THE RESALE RESTRICTIONS SET FORTH IN (Y) ABOVE."

         2. Offering. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary Offering Memorandum, dated August 13, 1997 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated August 21, 1997 (the "Offering Memorandum"), relating to the Series A Notes.

         The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and (ii) to non-U.S. persons outside



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the United States in reliance upon Regulation S under the Securities Act. The persons specified in clauses (i) and (ii) above are referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Series A Notes to such Eligible Purchasers initially at the price set forth herein. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement") to be dated the Closing Date, in substantially the form of Exhibit A hereto for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in such agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 12 1/4% Series B Senior Secured Notes due 2004 (the "Series B Notes") to be offered in exchange for the Series A Notes (the "Exchange Offer") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series A Notes, and to use its best efforts to cause such registration statements to be declared effective and consummate the Exchange Offer.

         This Agreement, the Indenture, the Senior Notes, the Escrow and Disbursement Agreement, the Pledge Agreement and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

         3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees severally and not jointly to purchase from the Company, the aggregate principal amount of Series A Notes set forth opposite its name on Schedule I hereto. The purchase price to be paid by the Initial Purchasers for the Series A Notes shall be 97.50% of the aggregate principal amount thereof.

         (b) Delivery of the Series A Notes shall be made, against payment of the purchase price therefor, at the offices of Latham & Watkins at 885 Third Avenue, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York time, on August 27, 1997 (the "Closing") or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

         (c) One or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Series A Notes (the "Global Note"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor, by wire transfer of immediately available funds to the Company's account, provided that the Company shall give at least two business days' prior written notice to the Initial Purchasers of the information required to effect such wire transfers. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m. on the business day immediately preceding the Closing Date.

         4. Agreements of the Company. The Company covenants and agrees with the Initial Purchasers as follows:



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                  (a) To advise the Initial Purchasers promptly and, if
         requested by the Initial Purchasers, confirm such advice in writing of,
         (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority; and (ii) the happening of any event that, in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchasers, makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemp-

         tion of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof. The Company shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or reasonably requested by the Initial Purchasers in connection with Exempt Resales.

                  (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law.

                  (e) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Series A Notes under the securities or Blue



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         Sky laws of such jurisdictions as the Initial Purchasers may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided that the Company shall not be required to take any action that would subject it to service of process in suits or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering
         Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Company of the Series A Notes to the Initial Purchasers, (iv) the qualification or registration of the Series A Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel to the Initial Purchasers relating to such qualification or registration), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Series A Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants,
         (viii) all expenses and listing fees in connection with the application for quotation of the Securities in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with the approval of the Series A Notes by DTC for "book-entry" transfer, (x) the rating of the Senior Notes by rating agencies, (xi) the reasonable fees and expenses of the Trustee and its counsel in connection with the Indenture and the Senior Notes, (xii) performance by the Company of its other obligations under this Agreement and the other Operative Documents and (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Senior Notes.

                  (g) To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                  (h) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Senior Notes.

                  (i) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the deliv-

         ery of the Series A Notes.

                  (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the



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         Eligible Purchasers of the Series A Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                  (k) For so long as any of the Senior Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any Eligible Purchaser or beneficial owner of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such Eligible Purchasers or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (l) To cause the Exchange Offer to be made in the appropriate form to permit registered Series B Notes to be offered in exchange for the Series A Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (m) To comply with all of its agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Series A Notes by DTC for "book-entry" transfer.

                  (n) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to obtain approval of the Series A Notes by DTC for "book-entry" transfer.

                  (o) During a period of five years following the Closing Date, to deliver without charge to each of the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or its subsidiaries, including without limitation, press releases.

                  (p) Prior to the Closing Date, to furnish to each of the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                  (q) Neither the Company nor any of its Subsidiaries nor any of the Joint Ventures (as defined) will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Series A Notes. Except as permitted by the Act, the Company will not distribute any preliminary offering memorandum, offering memorandum or other offering material in connection with the offering and sale of the Series A Notes.

                  (r) Not to issue, offer, sell, contract to sell or grant any option to purchase or otherwise transfer or dispose of any Series A Notes or other debt securities of the Company or any securities convertible into or exchangeable or exercisable for any debt securities of the Company, and to cause its stockholders and other affiliates not to sell, contract to sell or grant any option to purchase or otherwise transfer or dispose of any Series A Notes or other debt securities of the Company or any



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         securities convertible into or exchangeable or exercisable for any debt securities of the Company for a period of 180 days from the date hereof, without the prior written consent of Bear Stearns, except for the issue and exchange of Series B Notes for Series A Notes in the Exchange Offer.

                  (s) To comply with the agreements in the Indenture, the Registration Rights Agreement and each other Operative Document.

                  (t) To use its best efforts to do and perform all things necessary to perfect, to the extent permitted by law, a first priority security interest in the Stock Collateral (as such term is defined in the Pledge Agreement) and the Collateral (as such term is defined in the Escrow and Disbursement Agreement).

                  5.       Representations and Warranties.

                  (a) The Company represents and warrants to each of the Initial Purchasers that:

                  (i) The Preliminary Offering Memorandum and the Offering Memorandum (and each supplement and amendment thereto) have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (ii) When the Series A Notes are issued and delivered pursuant to this Agreement, no Senior Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (iii) Each of the Company and its Subsidiaries (as defined)
         (A) has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure of the Company and its Subsidiaries to be so qualified or in good standing does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Series A Notes or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the ability to conduct its business in the manner set forth in the Offering Memorandum (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). The Company has no direct or indirect subsidiaries as of the Closing Date other than those set forth on Schedule II hereto (referred to herein collectively as "Subsidiaries" and individually as a "Subsidiary").

                  (iv) Each of the Joint Ventures (as defined) (A) has been duly formed as a partnership or corporation, as applicable, under the laws of its respective jurisdiction of formation, (B) has all requisite partnership or corporate power and authority, as applicable, to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor its Subsidiaries has any ownership interest in any Joint Venture other than those set forth on Schedule III hereto (referred to herein collectively as "Joint Ventures" and individually a "Joint Venture").

                  (v) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. At June 30, 1997, on a combined basis, after giving effect to the issuance and sale of the Series A Notes pursuant hereto, the Company had an authorized and outstanding consolidated capitalization as set forth in the Offering Memorandum under the caption "Capitalization."

                  (vi) All of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or other charge or encumbrance. Except as disclosed in the Offering Memorandum, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any Subsidiary.

                  (vii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Escrow and Disbursement Agreement, the Pledge Agreement, the Registration Rights Agreement and any other Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Series A Notes as provided herein and therein.

                  (viii) This Agreement has been duly and validly authorized, executed and delivered by Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or public policy or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (ix) The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (x) The Series A Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Series A Notes in the Offering Memorandum is accurate in all material respects.

                  (xi) The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Series B Notes in the Offering Memorandum is accurate in all material respects.

                  (xii) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Registration Rights Agreement in the Offering Memorandum is accurate in all material respects.

                  (xiii) The Escrow and Disbursement Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Escrow and Disbursement Agreement in the Offering Memorandum is accurate in all material respects.

                  (xiv) The Pledge Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Pledge Agreement in the Offering Memorandum is accurate in all material respects.

                  (xv) None of the Company, the Subsidiaries or the Joint Ventures is and, after giving effect to the Offering will be (A) in violation of its charter and bylaws or partnership agreement, as applicable, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "Telecommunications Act"), and the rules and regulations of the Federal Communications Commission (the "FCC") and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could reasonably be expected to have a Material Adverse Effect.

                  (xvi) None of (A) the execution, delivery or performance by the Company and the Subsidiaries, as the case may be, of this Agreement and the other Operative Documents, (B) the issuance and sale of the Senior Notes and (C) consummation by the Company, the Subsidiaries and the Joint Ventures of the transactions described in the Offering Memorandum violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, any Subsidiary or any Joint Venture, or an acceleration of any indebtedness of the Company, any Subsidiary or any Joint Venture pursuant to, (i) the charter or bylaws of the Company or any Subsidiary or the partnership agreement governing any Joint Venture, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which any of them or their property is or may be bound, (iii) any local, state or Federal law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, the Subsidiaries, the Joint Ventures or any of their assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Offering Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for
         (1) the execution, delivery and performance by the Company of this Agreement and the other Operative Documents or (2) the issuance and sale of the Senior Notes and the transactions contemplated hereby and thereby, except (x) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

                  (xvii) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company, any of the Subsidiaries or any of the Joint Ventures is or may be a party or to which the business or property of the Company, any Subsidiary or any Joint Venture is subject, (ii) no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC) or order that has been enacted, adopted or issued by any governmental agency or, to the best of the Company's knowledge, that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company, any Subsidiary or any Joint Venture is or could reasonably be expected to be subject or to which the business, assets, or property of the Company, any Subsidiary or any Joint Venture are could reasonably be expected to be subject, that, in the case of clauses (i), (ii) and (iii) above, (y) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed, or (z) could reasonably be expected to individually or in the aggregate, result in a Material Adverse Effect.

                  (xviii) No action has been taken and no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Senior Notes or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Senior Notes or prevents or suspends the sale of the Senior Notes in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                  (xix) There is (i) no unfair labor practice complaint pending against the Company, any Subsidiary or any Joint Venture or threatened, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, any Subsidiary or any Joint Venture threatened, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company, any Subsidiary or any Joint Venture threatened against the Company, any Subsidiary or the Joint Venture and (iii) no union representation question existing with respect to the employees of the Company, any Subsidiary or any Joint Venture that, in the case of clauses (i), (ii) or (iii), could reasonably be expected to result in a Material Adverse Effect. To the best of the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company, the Subsidiaries or the Joint Ventures. None of the Company, any Subsidiary or any Joint Venture has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

                  (xx) None of the Company, any Subsidiary or any Joint Venture has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  (xxi) Each of the Company, the Subsidiaries and the Joint Ventures has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which any of them is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business as presently conducted by any of them in the manner described in the Offering Memorandum, except as described in the Offering Memorandum or where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and each of the Company, the Subsidiaries and the Joint Ventures is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All leases to which the Company, the Subsidiaries and the Joint Ventures is a party are valid and binding and no default by the Company, any Subsidiary or any Joint Venture has occurred and is continuing thereunder and no defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

                  (xxii) Each of the Company, the Subsidiaries and the Joint Ventures owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by the Company, its Subsidiaries or the Joint Ventures in connection with the businesses now operated by it or which are proposed to be operated by the Company, its Subsidiaries or the Joint Ventures free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and none of the Company, any Subsidiary or any Joint Venture has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company, the Subsidiaries and the Joint Ventures does not infringe on the rights of any person, except would not have a Material Adverse Effect.

                  (xxiii) None of the Company, any Subsidiary, any Joint Venture or any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company, any Subsidiary or any Joint Venture, as the case may be, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company, any Subsidiary or any Joint Venture (or assist the Company, any Subsidiary or any Joint Venture in connection with any actual or proposed transaction) which (i) might subject the Company, any Subsidiary, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, could reasonably be expected to have had a Material Adverse Effect on the assets, business or operations of the Company, any Subsidiary or any Joint Venture or (iii) if not continued in the future, could reasonably be expected to have a Material Adverse Effect.

                  (xxiv) All tax returns required to be filed by the Company, each of the Subsidiaries and each of the Joint Ventures in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no proposed additional tax assessments against the Company, any Subsidiary, any Joint Venture or the assets or property of the Company, any Subsidiary or any Joint Venture.

                  (xxv) None of the Company, the Subsidiaries or the Joint Ventures is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "PUC Act").

                  (xxvi) There are no holders of securities of the Company, the Subsidiaries or the Joint Ventures who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation by the Company of the transactions contemplated hereby and thereby, have the right to request or demand that the Company, any of the Subsidiaries or any of the Joint Ventures register any of its securities under the Act.

                  (xxvii) Each of the Company, the Subsidiaries and the Joint Ventures maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (xxviii) Each of the Company, the Subsidiaries and the Joint Ventures maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, the Subsidiaries, the Joint Ventures and their respective businesses. None of the Company, any Subsidiary or any Joint Venture has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                  (xxix) None of the Company, any Subsidiary or any Joint Venture has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Series A Notes (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Senior Notes or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (xxx) No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Series A Notes in the Exempt Resales are Eligible Purchasers and (ii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchasers, as to which the Company makes no representation or warranty) in connection with the offer and sale of the Series A Notes in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (xxxi) Set forth on Exhibit C hereto is a list of each employee pension or benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "ERISA Affiliate") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Series A Notes to be purchased by the QIBs will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the QIBs as set forth in the Offering Memorandum under the caption "Notice to Investors."

                  (xxxii) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  (xxxiii) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (i) none of the Company, any Subsidiary or any Joint Venture has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company, the Subsidiaries and the Joint Ventures taken as a whole, nor entered into any transaction not in the ordinary course of business, (ii) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or its Subsidiaries on any class of capital stock and (iv) there has been no distribution of profits or return of capital contribution by any Joint Venture.

                  (xxxiv) None of (A) the execution, delivery and performance of this Agreement or any of the Operative Documents, (B) the purchase of the Pledged Securities pursuant to the Escrow and Disbursement Agreement, (C) the pledge of the Stock Collateral pursuant to the Pledge Agreement, (D) the issuance and sale of the Series A Notes, (E) the application of the proceeds from the issuance and sale of the Series A Notes or (F) the consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (xxxv) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants. The historical financial statements of the Company and each of the Subsidiaries comply as to form in all material respects with the requirements applicable to registration statements on Form S-4 under the Act and present fairly in all material respects the financial position and results of operations of the Company and each of its Subsidiaries, at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The other financial information and data included in the Offering Memorandum, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company, each of its Subsidiaries and each of its Joint Ventures, as applicable. The statistical information and data included in the Offering Memorandum are accurately presented in all material respects.

                  (xxxvi) On and after the Closing Date, the Company is and will be the sole beneficial owner of the Pledged Securities and no Lien will exist upon any such Pledged Securities (and no right or option to acquire the same will exist in favor of any other person or entity), except for the pledge and security interest in favor of the Trustee to be created or provided for in the Escrow and Disbursement Agreement, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Pledged Securities.

                  (xxxvii) Subject to the terms and conditions of this Agreement, the execution by the Company of the Pledge Agreement and delivery to the Trustee of the Stock Collateral pursuant thereto, shall cause the Trustee, for the ratable benefit of the holders of the Senior Notes, to have, as security for the payment of the obligations under the Indenture and the Senior Notes, a valid, duly perfected security interest (as to the creation of which no consent is required by a third party or such consents have been obtained, except as set forth in the Offering Memorandum, solely with respect to the Additional Collateral (as such term is defined in the Pledge Agreement)) in the Stock

         Collateral and the actions described in this section (xxxvii) are the only actions, recordings and filings necessary to establish the validity of such security interest in the Stock Collateral (except as set forth in the Offering Memorandum, solely with respect to the Additional Collateral and as required by the Pledge Agreement). From and after the date hereof (except as set forth in the Offering Memorandum, solely with respect to the Additional Collateral and as required by the Pledge Agreement) the liens or security interests created by the Stock Collateral will be duly perfected, creating a first priority interest in the Trustee for the ratable benefit of the holders of the Senior Notes in the Stock Collateral over all other liens and security interests in respect of the Stock Collateral, whether now existing or hereafter created.

                  (xxxviii) Each of the Pledge Agreement and the Escrow and Disbursement Agreement will secure the obligations of the Company under the Senior Notes and the Indenture.

                  (xxxix) The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company on a consolidated basis exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. The assets of the Company on a consolidated basis do not constitute unreasonably small capital to carry out the business of the Company, the Subsidiaries and the Joint Ventures, taken as a whole, as conducted or as proposed to be conducted. Upon the issuance of the Series A Notes, the present fair saleable value of the assets of the Company on a consolidated basis will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. Upon the issuance of the Series A Notes, the assets of the Company on a consolidated basis will not constitute unreasonably small capital to carry out its businesses as now conducted, including the capital needs of the Company on a consolidated basis, taking into account the projected capital requirements and capital availability.

                  (xl) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company, any of its Subsidiaries or any of its Joint Ventures and any other person that would give rise to a valid claim against the Company or any of the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Series A Notes.

                  (xli) Each of the Company, the Subsidiaries and the Joint Ventures has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any affiliate located in Cuba.

                  (xlii) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission (assuming for purposes of this paragraph 5(xlii) only that Regulation S-K is applicable to the Offering Memorandum).

                  (xliii) None of the Company, the Subsidiaries, the Joint Ventures nor any of their respective affiliates or any person acting on their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes, and each of the Company, the Subsidiaries, the Joint Ventures and their respective affiliates and all persons acting on its or their behalf have complied with and will comply with the offering restrictions of Regulation S in connection with the offering of the Series A Notes outside the United States.

                  (xliv) The Series A Notes offered an sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions and such securities have been and will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the restricted period (as defined in Regulation S) and only upon certification of beneficial ownership of the securities by a non-U.S. person or a U.S. person who purchased such securities in a transaction that was exempt from the registration requirements of the Act, which U.S. person will acquire an interest in a Transfer Restricted Security (as defined in the Registration Rights Agreement).

                  (xlv) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                  The Company acknowledges that each of the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         (b) Each of the Initial Purchasers severally and not jointly represents, warrants and covenants to the Company and agrees that:

                  (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

                  (ii) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to non-U.S. persons outside the United States in offshore transactions in reliance upon Regulation S under the Act.

                  (iii) No form of general solicitation or general advertising has been or will be used by any of the Initial Purchasers or any of their representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (iv) In connection with the Exempt Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Such Initial Purchaser further agrees (A) that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (1) QIBs who in purchasing such Series A Notes will be deemed to have represented and agreed that they are purchasing the Series A Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (B) that such QIBs acknowledge and agree that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A or (II) in a transaction meeting the requirements of Rule 144 or (III) outside the United States in a transaction meeting the requirements of Rule 903 or 904 of Regulation S under the Securities Act, (IV) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the transfer of the Notes or (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company or (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                  (v) Such Initial Purchaser agrees that it has offered the Series A Notes and will offer and sell the Series A Notes (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither such Initial Purchaser, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the Series A Notes, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Regulation S.

                  (vi) Such Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions and that such securities have been and will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the restricted period (as defined in Regulation S) and only upon certification of beneficial ownership of the securities by a non-U.S. person or a U.S. person who purchased such securities in a transaction that was exempt from the registration requirements of the Act, which U.S. person will acquire an interest in a Registrable Security (as defined in the Registration Rights Agreement).

                  (vii) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Series A Notes from it during the restricted period (as defined in Regulation S) a confirmation or notice to substantially the following effect:

         A The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the ASecurities Act@), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons
         (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S (or Rule 144A or in transactions that are exempt from the registration requirements of the Securities Act) under the Securities Act. Terms used above have the meanings assigned to them in Regulation S.@

         Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Series A Notes, except with its affiliates or with the prior consent of the Company.

                  (viii) Such Initial Purchaser further represents and agrees that (1) it has not offered or sold and will not offer or sell any Series A Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Series A Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Series A Notes in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (ix) Such Initial Purchaser agrees that it will not offer, sell or deliver any of the Series A Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Series A Notes in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                  (x) Such Initial Purchaser agrees not to cause any advertisement of the Series A Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Series A Notes, except such advertisements as include the statements required by Regulation S.

                  (xi) The sale of the Series A Notes in offshore transactions pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby expressly consents to such reliance.

         6.       Indemnification.

                  (a) The Company and its Subsidiaries, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company will not be liable in any such case to the extent, but only to the extent, that (i) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein and (ii) the foregoing indemnity with respect to any untrue statement contained in or omitted from the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchasers), from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Series A Notes which are the subject thereof if it is finally judicially determined that such loss, liability, claim, damage or expense resulted solely from the fact that such Initial Purchaser sold Series A Notes to the person asserting such loss, liability, claim, damage or expense, who was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum, as amended or supplemented, and (x) the Company shall have previously and timely furnished sufficient copies of the Offering Memorandum, as so amended or supplemented, to such Initial Purchaser in accordance with this Agreement and (y) the Offering Memorandum, as so amended or supplemented, would have completely corrected such untrue statement or omission of a material fact. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, under this Agreement.

                  (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
         Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser expressly for use therein; provided that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchasers, as set forth on the cover page of the Offering Memorandum. This indemnity will be in addition to any liability which any of the Initial Purchasers may otherwise have, including under this Agreement.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been actually prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action,
         (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties. The indemnifying party under subsection
         (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought; provided that the indemnifying party shall be liable for separate counsel for any indemnified party in a jurisdiction, if counsel to the indemnified parties shall have reasonably concluded that there may be defenses available to such indemnified party that are difference from or additional to those available to one or more of the other indemnified parties and that separate counsel for such indemnified party is prudent under the circumstances. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided that such consent was not unreasonably withheld.

         7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company or is insufficient to hold harmless a party indemnified thereunder, the Company and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company and one or more of the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Initial Purchasers from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Initial Purchasers in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Initial Purchasers shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Company and (y) the discounts received by the Initial Purchasers, respectively, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and of the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the discount applicable to the Series A Notes purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided that such written consent was not unreasonably withheld.

         8. Conditions of Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Series A Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

                  (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes in any jurisdiction referred to in
         Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company, the Subsidiaries or the Joint Ventures before any court or arbitrator or any governmental body, agency or official (including, but not limited to the FCC or any state regulatory authority or body) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                  (d) Since the dates as of which information is given in the Offering Memorandum or as otherwise disclosed therein, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company, the Subsidiaries or the Joint Ventures from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any Subsidiary on any class of its capital stock, (iii) neither the Company nor any Subsidiary nor any Joint Venture shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, the Subsidiaries and the Joint Ventures taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any Material Adverse Change.

                  (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) the President and (ii) a Vice President, Secretary or Assistant Secretary, in form and substance reasonably satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and
         (d) of this Section 8, certain incumbency matters and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

                  (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Buchanan Ingersoll, counsel for the Company, to the effect set forth in Exhibit C hereto.

                  (g) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Swidler & Berlin, special regulatory counsel to the Company, to the effect set forth in Exhibit D hereto.

                  (h) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Downs Rachlin & Martin, special state regulatory counsel for the Company in the State of Vermont, to the effect set forth in Exhibit D hereto.

                  (i) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Latham & Watkins, counsel to the Initial Purchasers, covering such matters as are customarily covered in such opinions.

                  (j) At the time this Agreement is executed and at the Closing Date the Initial Purchasers shall have received from Deloitte & Touche, independent public accountants for the Company dated as of the date of this Agreement and as of the Closing Date, a customary comfort letter addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers with respect to the financial statements and certain financial information of the Company, the Subsidiaries and the Joint Ventures contained in the Offering Memorandum.

                  (k) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (l) Prior to the Closing Date, the Company, the Subsidiaries and the Joint Ventures shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                  (m) The Company and the Trustee shall have entered into each of the Indenture and the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (n) On or prior to the Closing, the holders of not less than a majority of the aggregate outstanding principal amount at maturity of the Company's outstanding 13% Senior Discount Notes due 2003 (the "13% Notes") shall have consented (which consents shall not have been revoked) to the amendments (the "Amendments") to the indenture governing the 13% Notes (the "13% Notes Indenture"), set forth in the Company's Consent Solicitation Statement dated August 13, 1997, as amended, relating to the 13% Notes and, prior to the Closing, the Company and the Trustee shall have executed a delivered a supplemental indenture to the 13% Notes Indenture (the "Supplemental Indenture") giving effect to the Amendments, and the Supplemental Indenture shall be in full force and effect.

                  (o) The Company has delivered to the Initial Purchasers true and correct executed copies of (i) that certain Equity Contribution and Exchange Agreement dated as of August 4, 1997 by and between the Company and Lenfest Telephony, Inc., that certain Partnership Agreement dated as of September 24, 1995 by and between Hyperion Telecommunications of Pennsylvania, Inc. and Lenfest Telephony, Inc., as amended, and that certain Amended and Restated Lease Agreement dated as of August 4, 1997 by and between Hyperion Telecommunications of Harrisburg and Lenfest Telephony, Inc. (collectively, the "Lenfest Agreements") and (ii) that certain Purchase Agreement dated as of August 11, 1997 by and between Hyperion Telecommunications of New York, Inc. and Digital Direct Inc. and that certain Purchase Agreement dated as of August 11, 1997 by and between Hyperion Telecommunications of Kentucky, Inc. and TKR Cable of Kentucky, Inc. (collectively, the "TCI Agreements") and there have been no material amendments, alterations, modifications or waivers thereto (other than those as to which the Initial Purchasers shall previously have been advised). Each of the TCI Agreements and the Lenfest Agreements constitute the valid and legally binding obligation of the Company, enforceable against the Company, and to the best of the Company's knowledge, each of the other parties thereto, in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, and to general equitable principles (regardless of whether enforcement is considered in a proceeding at equity or at law).

         All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchasers. The Company will furnish the Initial Purchasers with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

         9. Initial Purchasers' Information. For the purposes of Sections 4(a) and 6(b) herein and otherwise, the Company and the Initial Purchasers severally acknowledge that the statements with respect to the offering of the Series A Notes set forth in the last paragraph of the cover page and the third sentence of the fourth paragraph, the fifth paragraph, the sixth paragraph and the eighth paragraph under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers expressly for use in the Offering Memorandum.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company contained in this Agreement, including, without limitation, the representations and warranties and agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchasers. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

         11.      Effective Date of Agreement; Termination

                  (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                  (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchasers any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and the Subsidiaries taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by Federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or there has been a declaration by the United States of a national emergency or war, the effect of which shall, in the Initial Purchasers' judgment, make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there has been a material adverse change in general economic, political or financial conditions in the United States, or the effect of international conditions on the financial markets in the United States shall be such that, it is, in the Initial Purchasers' judgment, inadvisable or impracticable to proceed with the delivery of the Series A Notes as contemplated hereby.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to any of clauses (iii) or (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Series A Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

         12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to Hyperion Telecommunications, Inc., 5 West 3rd Street, Coudersport, Pennsylvania 16915,
Attention: Daniel Milliard, telecopy number: (814) 274-8631, with a copy to Buchanan Ingersoll, One Oxford Centre, 301 Grant street, 20th Floor, Pittsburgh, Pennsylvania 15219-1410, Attention: Carl E. Rothenberger, Jr.; provided that any notice pursuant to Section 7 shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing.

         13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Series A Notes from the Initial Purchasers.

         14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                            [Signature pages follow]

                  If the foregoing correctly sets forth the understanding among the Initial Purchasers, the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                           Very truly yours,

                        HYPERION TELECOMMUNICATIONS, INC.



                                           By:/s/ Daniel R Milliard
                                           ------------------------
                                           Name: Daniel R. Milliard
                                           Title: President & COO




Accepted and agreed to as of the date first above written:


BEAR, STEARNS & CO. INC.



By:/s/ Pierce J. Roberts, Jr.
----------------------------
Name:Pierce J. Roberts, Jr.
Title: Senior Managing Director

CHASE SECURITIES INC.



By:/s/ Jeffrey Blumin
---------------------
Name: Jeffrey Blumin
Title: Vice President


TD SECURITIES (USA) INC.



By: /s/ Mark Bush
-----------------
Name: Mark Bush
Title: Vice President

CIBC WOOD GUNDY SECURITIES CORP



By:/s/ Walter McCabbe
---------------------
Name: Walter McCabbe
Title: Managing Director


SCOTIA CAPITAL MARKETS (USA) INC.



By: /s/ Nelson Ng
-----------------
Name: Nelson Ng
Title: Associate Director

                                   SCHEDULE I

                                                        Aggregate Principal
                                                         Amount of Series
                                                              A Notes
Initial Purchasers                                        to be Purchased

Bear, Stearns & Co. Inc.                                     $162,500,000
Chase Securities Inc.                                          25,000,000
TD Securities (USA) Inc.                                       25,000,000
CIBC Wood Gundy Securities Corp.                               18,750,000
Scotia Capital Markets (USA) Inc.                              18,750,000
-------------------------

         Total                                               $250,000,000

                                   SCHEDULE II

                                  Subsidiaries

Hyperion Enhanced Networks of Virginia, Inc.

Hyperion Telecommunications of Florida, Inc.

Hyperion Telecommunications of Kansas, Inc.

Hyperion Telecommunications of Kentucky, Inc.

Hyperion Telecommunications of Massachusetts, Inc.

Hyperion Telecommunications of Michigan, Inc.

Hyperion Telecommunications of New Jersey, Inc.

Hyperion Telecommunications of New York, Inc.

Hyperion Telecommunications of North Carolina, Inc.

Hyperion Telecommunications of Ohio, Inc.

Hyperion Telecommunications of Pennsylvania, Inc.

Hyperion Telecommunications of South Carolina, Inc.

Hyperion Telecommunications of Tennessee, Inc.

Hyperion Telecommunications of Vermont, Inc.

Hyperion Telecommunications of Virginia, Inc.

Hyperion Telecommunications of Arkansas, Inc.

Hyperion Telecommunications of Louisiana, Inc.

Hyperion Telecommunications of Mississippi, Inc.

                                  SCHEDULE III

                                 Joint Ventures

Alternet of Virginia

AVR of Tennessee, L.P., d/b/a Hyperion of Tennessee, L.P.

MediaOne Fiber Technologies, Inc.

Hyperion Telecommunications of Harrisburg

Louisville Lightwave

Multimedia Hyperion Telecommunications

NewChannels Hyperion Telecommunications of New York

New Jersey Fiber Technologies

NHT Partnership

PECO Hyperion Telecommunications

Susquehanna Hyperion Telecommunications

                                    EXHIBIT A

                      Form of Registration Rights Agreement

                                    EXHIBIT B

                   List of Employee Pension and Benefit Plans
                      of Hyperion Telecommunications, Inc.
                              and its Subsidiaries

Adelphia Communications Corporation Employee Benefit Plan

Adelphia Communications Corporation 401(k) Savings and Protection Profit
 Sharing Plan

                                    EXHIBIT C

                      Form of Opinion of Buchanan Ingersoll


                  1. Each of the Company and the Subsidiaries is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                  2. Each of the Joint Ventures is duly formed and valid existing as a partnership in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                  3. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. All of the outstanding shares of capital stock of the Company is set forth in the Offering Memorandum under the caption "Capitalization."

                  4. All of the partnership interests owned the Company and each Subsidiary have been duly authorized and validly issued.

                  5. All of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance. There are not, to our knowledge, other than as set forth in the Offering Memorandum, currently, and will not be following the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any Subsidiary.

                  6. When the Series A Notes are issued and delivered pursuant to this Agreement, no Series A Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under
         Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  7. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Escrow and Disbursement Agreement, the Pledge Agreement, the Registration Rights Agreement and the other Operative Documents, as applicable, and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

                  8. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                  9. Each of the Indenture, the Escrow and Disbursement Agreement, the Pledge Agreement and the Registration Rights Agreement, the Warrant Registration Rights Agreement and the Company Pledge Agreement has been duly and validly authorized, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (a) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) such enforceability may be limited by the effects of general principals of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), (c) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (d) waivers as to usury, stay or extension laws may be unenforceable.

                  10. The Series A Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except that (a) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) such enforceability may be limited by the effects of general principals of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), (c) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (d) waivers as to usury, stay or extension laws may be unenforceable.

                  11. The Series B Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Exchange Offer and the Indenture, will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except that (a) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) such enforceability may be limited by the effects of general principals of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), (c) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (d) waivers as to usury, stay or extension laws may be unenforceable.


                  12. The Offering Memorandum contains a fair summary of each of the Series A Notes, the Indenture, the Escrow and Disbursement Agreement, the Pledge Agreement and the Registration Rights Agreement.

                  13. No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming
         (i) that the Initial Purchasers are Qualified Institutional Buyers, as defined in Rule 144A under the Act ("QIBs") or that the Series A Notes are purchased in an offshore transaction within the meaning of Regulation S, (ii) that the purchasers who buy the Units in the Exempt Resales are QIBs, (iii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of the Series A Notes to the Initial Purchasers and the Exempt Resales contained in this Agreement and (iv) the accuracy of the Company's representations in Sections 5(a)(ii),
         (xxi), (xxix) and (xxxiii) (other than with respect to the first sentence) of this Agreement.

                  14. The Offering Memorandum, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no opinion need be expressed), and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  15. Prior to the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

                  16. None of (A) the execution, delivery or performance by the Company of this Agreement and the other Operative Documents, (B) the issuance and sale of the Series A Notes or (C) consummation by the Company and the Subsidiaries of the transactions described in the Offering Memorandum violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter or bylaws of the Company or any Subsidiary, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its property is or may be bound identified to such counsel as material (assuming all of such agreements are governed by Pennsylvania law), (iii) any local, state or Federal law, statute, ordinance, requirement, administrative statute, rule or regulation applicable to the Company or any Subsidiary or its assets or properties (except with respect to the matters set forth in the opinion of Swidler & Berlin, as to which no opinion need be expressed) or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any Subsidiary or its assets or properties known to such counsel, except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Offering Memorandum. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act of 1939, as amended, in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for (1) the execution, delivery and performance by the Company of this Agreement and the other Operative Documents, as applicable, (2) the issuance and sale of the Series A Notes or (3) consummation by the Company, the Subsidiaries and the Joint Ventures of the transactions described in the Offering Memorandum, except such as have been obtained and made or have been disclosed in the Offering Memorandum, and except where the failure to obtain such consents or waivers would not, singly or in the aggregate, have a Material Adverse Effect. To the best of such counsel's knowledge, no consents or waivers from any other person are required for the execution, delivery and performance by the Company, the Subsidiaries and the Joint Ventures of this Agreement and the other Operative Documents or the issuance and sale of the Series A Notes, as applicable, other than such consents and waivers as have been obtained.

                  17. None of the Company, its Subsidiaries or the Joint Ventures is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  18. Except as set forth in this Agreement or the Registration Rights Agreement, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation by the Company of the transactions contemplated thereby, have the right to request or demand that the Company register under the Act securities held by them.

                  19. None of (A) the execution, delivery and performance of this Agreement or any of the Operative Documents, (B) the purchase of the Pledged Securities pursuant to the Escrow and Disbursement Agreement, (C) the pledge of the Stock Collateral pursuant to the Pledge Agreement, (D) the issuance and sale of the Series A Notes, (E) the application of the proceeds from the issuance and sale of the Series A Notes or (F) the consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                  20. The provisions of the Escrow and Disbursement Agreement are effective to create valid security interests in favor of the Trustee for the benefit of the holders of the Senior Notes in that portion of the collateral described in the Escrow and Disbursement Agreement that is subject to Article 9 of the Uniform Commercial Code of the State of New York (such collateral, the "Collateral" and such statute the "New York UCC") as security for the payment of the Secured Obligations (as defined in the Escrow and Disbursement Agreement) to the extent set forth in the Escrow and Disbursement Agreement.

                  21. To the extent that the Escrow Account (as defined in the Escrow and Disbursement Agreement) is a "deposit account" (as defined in Section 9-105(1)(e) of the New York UCC) that (a) is duly established and maintained in the name of "[__________________], as collateral agent, for the benefit of Hyperion Telecommunications, Inc. Senior Note Holders" with [____________________________________], in its capacity as collateral agent for the Trustee and the holders of the Notes (the "Escrow Agent"), in New York, New York, (b) remains at all times subject to the sole dominion and control of the Trustee, and (c) is not evidenced at any time by an indispensable instrument, the provisions of the Escrow and Disbursement Agreement, together with such dominion and control, are effective under the laws of the State of New York to create in favor of the Trustee, for the benefit of the Trustee and the holders of the Senior Notes, a security interest in, and a lien on, such deposit account to secure the Secured Obligations to the extent set forth in the Escrow and Disbursement Agreement. Such security interest and lien will be prior to the interest of a judgment lien creditor subsequently attaching or levying against the Escrow Account or a bankruptcy trustee claiming the rights of a hypothetical lien creditor pursuant to Section 544 of the Bankruptcy Code.

                  22. The financing statements naming the Company as debtor and the Trustee as secured party, together with all schedules and exhibits thereto (together, the "Financing Statements"), to be filed in each of the filing offices (collectively, the "Filing Offices"), are in appropriate form for filing with the appropriate jurisdictions. Upon the proper filing of the Financing Statements in the Filing Offices, the security interest in favor of the Trustee in the Collateral described in the Financing Statements will be perfected to the extent a security interest in such Collateral can be perfected by filing a financing statement under the provisions of the New York UCC or the other applicable UCCs (to the extent the UCC as in effect in a jurisdiction in which the opinion giver is not admitted to practice, the opinion given may rely exclusively on the CCH Secured Transactions Guide, or similar publication by service, as applicable).

                  23. The provisions of the Escrow and Disbursement Agreement, together with (i) delivery to the Escrow Agent in the State of New York of the certificates or instruments representing those Government Securities (as defined in the Escrow and Disbursement Agreement) that constitute "certificated securities" (as defined in Section 8-102 of the New York U.C.C.) or "negotiable instruments" (as defined in Section 3-104 of the New York U.C.C.) and related executed blank instruments of transfer, and (ii) registration in the name of the Escrow Agent, as pledgee, of those Government Securities that constitute "uncertificated securities" (as defined in Article 8 of the New York U.C.C.) are sufficient to create in favor of the Escrow Agent a valid and perfected security interest in all right, title and interest of the Company in such Government Securities to the extent such creation and perfection are governed by the New York U.C.C. Upon such delivery or registration and assuming that the Escrow Agent acquires its security interest in those Government Securities that constitute "securities" (as defined in Section 8-102 of the New York U.C.C.) in good faith without knowledge of adverse claims, the Escrow Agent will acquire its security interest in those Government Securities that constitute securities free of adverse claims (including other consensual security interests). The security interest in the Government Securities will be a valid, perfected security interest (with priority over (i) other consensual security interests, (ii) interests of judgment lien creditors subsequently attaching or levying against such collateral or (iii) the interests of a bankruptcy trustee claiming the rights of a hypothetical lien creditor pursuant to Section 544 of the Bankruptcy Code) if such Government Securities are registered in the name of the Escrow

         Agent on the records of the Federal Reserve Bank of New York. No governmental filings or recordings are required in order to perfect (or maintain the perfection of) the security interests created in Government Securities.

                  24. The provisions of the Pledge Agreement, together with delivery to the Collateral Agent in the State of New York of the certificates representing the shares identified on Schedule I to the Pledge Agreement ( the "Pledged Shares") and blank stock powers with respect thereto signed by the Company, are sufficient to create in favor of the Collateral Agent a valid and perfected security interest under the New York U.C.C. in all right, title and interest of the Company in the Pledged Shares. Upon such delivery and assuming that the Collateral Agent acquires its security interest in the Pledged Shares without knowledge of any adverse claims, the Collateral Agent will acquire its security interest in the Pledged Shares free of adverse claims (including other consensual security interests). No governmental filings or recordings are required in order to perfect (or maintain the perfection of) the security interests created in the Pledged Shares.

                  25. To the knowledge of such counsel, there is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which any of the Company or any Subsidiary is or may be a party or to which the business or property of any of the Company or any Subsidiary is or may be subject,
         (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, or (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which any of the Company or any Subsidiary is or may be subject has been issued that, in the case of clauses (i),
         (ii) and (iii) above, (x) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed and, (y) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, it being understood that for purposes of this opinion, such counsel need express no opinion with respect to (i) actions, suits investigation or proceedings before the FCC or any similar state regulatory commission or body, (ii) statutes, rules, regulations or orders by any FCC or any similar state regulatory commission or (iii) injunctions, restraining orders or other orders by the FCC or any similar state regulatory commission or body.

                  We have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Initial Purchasers and its representatives at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and related matters were discussed and, although we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum or the Offering Memorandum (except as indicated above), on the basis of the foregoing, no facts have come to our attention which led us to believe that the Preliminary Offering Memorandum or the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial and statistical data included therein).

                                    Exhibit D

                      Form of Opinion of Regulatory Counsel


         1. Each of the Company, the Subsidiaries and the Joint Ventures has all of the licenses, permits and authorizations, if any, required by the FCC and the State Regulatory Agencies for the provision of telecommunications services except where the failure to obtain or hold such license, permit or authority would not have a Material Adverse Effect on the Company, the Subsidiaries and the Joint Ventures, taken as a whole.

         2. Neither the Company, any Subsidiaries nor any Joint Ventures is subject to any pending complaint or investigation before the FCC or, to the best knowledge of counsel, to any threatened complaint or investigation before the FCC, or, any pending or threatened complaint or investigation before any State Regulatory Agencies based on any alleged violation by the Company, the Subsidiaries or the Joint Ventures in connection with their provision of or failure to provide telecommunications services.

         3. The statements in the Offering Memorandum under the heading of ARisk Factors - Regulation@ and ABusiness - Government Regulation@ fairly and accurately summarize the matters therein described.

         4. The Company, the Subsidiaries and the Joint Ventures have the consents, approvals, authorizations, licenses, certificates, permits, or orders of the FCC or any State Regulatory Agency (including, without limitation, the pledge of the Stock Collateral) if any, for the consummation of the transactions contemplated in the Purchase Agreement except where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would not have a Material Adverse Effect on the Company, the Subsidiaries and the Joint Ventures, taken as a whole.

         5. Neither the execution and delivery of the Purchase Agreement and the Operative Documents nor the sale of the Series A Notes and the related pledges of the Stock Collateral contemplated thereby will conflict with or result in a violation of any order or regulation of the FCC or any State Regulatory Agency applicable to the Company, its Subsidiaries or the Joint Ventures except where the conflict with or the violation of which would not have a material adverse impact on the Company, the Subsidiaries and the Joint Ventures, taken as a whole.